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As filed with the Securities and Exchange Commission on November 2, 2005

Registration No. 333-120494

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 2
TO
FORM S-3
REGISTRATION STATEMENT
Under
The Securities Act of 1933

HSBC Finance Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	86-1052062 (I.R.S. Employer Identification Number)
2700 Sanders Road Prospect Heights, Illinois 60070 (847) 564-5000 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Patrick D. Schwartz, Esq.
Vice President, Deputy General Counsel—Corporate and Assistant Secretary
HSBC Finance Corporation
2700 Sanders Road, Prospect Heights, Illinois 60070
(847) 564-6301
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

(Underwriters'/Agents' Counsel)
Scott N. Gierke, Esq.
McDermott Will & Emery LLP
227 West Monroe Street, Chicago, Illinois 60606
(312) 984-7521

        Approximate date of commencement of proposed sale to public: From time to time after the effective date of this Registration Statement as determined by market conditions.

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ☐

 EXPLANATORY NOTE

        This Post-Effective Amendment No. 2 to the Registration Statement (Reg. No. 333-120494) is being filed with the Securities and Exchange Commission by HSBC Finance Corporation pursuant to Rule 462(d) promulgated under the Securities Act of 1933 solely to add exhibits to the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits.

1.1	Form of Underwriting Agreement for Debt Securities and Warrants to Purchase Debt Securities (previously filed as Exhibit 1 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
1.2*	Form of Underwriting Agreement for Preferred Shares
1.3**	Remarketing Agreement, dated as of October 31, 2005, between HSBC Finance and HSBC Securities (USA) Inc., as Remarketing Agent.
3.1
Amended and Restated Certificate of Incorporation of HSBC Finance Corporation effective as of December 15, 2004, including Amended Certificate of Designations of Series A Cumulative Preferred Stock of HSBC Finance Corporation (previously filed as Exhibit 3.1 to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
3.2
Bylaws of HSBC Finance Corporation, as amended December 15, 2004 (incorporated by reference to Exhibit 3(ii) of HSBC Finance Corporation's Annual Report on Form 10-K for the year ended December 31, 2004).
4.1
Amended and Restated Standard Multiple-Series Indenture Provisions for Senior Debt Securities dated as of December 15, 2004, amending and restating the Standard Multiple-Series Indenture Provisions for Senior Debt Securities dated as of June 1, 1992 (previously filed as Exhibit 4.1 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
4.2
Form of Indenture for Senior Subordinated Debt Securities to be entered into between HSBC Finance and BNY Midwest Trust Company (formerly Harris Trust and Savings Bank), as Trustee (previously filed as Exhibit 4.2 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
4.3
Amended and Restated Indenture for Senior Debt Securities dated as of December 15, 2004 between HSBC Finance (successor to Household Finance Corporation) and U.S. Bank National Association (formerly known as First Trust of Illinois, National Association, successor in interest to Bank of America Illinois, formerly known as Continental Bank, National Association), as Trustee, amending and restating the Indenture dated as of October 1, 1992 between Household Finance Corporation and the Trustee (previously filed as Exhibit 4.3 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
4.4
Amended and Restated Indenture for Senior Debt Securities dated as of December 15, 2004 between HSBC Finance (successor to Household Finance Corporation) and BNY Midwest Trust Company (formerly Harris Trust and Savings Bank), as Trustee, amending and restating the Indenture dated as of December 19, 2003 between Household Finance Corporation and the Trustee (previously filed as Exhibit 4.4 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).

4.5
Amended and Restated Indenture for Senior Debt Securities dated as of December 15, 2004 between HSBC Finance (successor to Household Finance Corporation) and J.P. Morgan Trust Company, National Association (as successor in interest to Bank One, National Association, formerly known as the First National Bank of Chicago), as Trustee, amending and restating the Indenture dated as of April 1, 1995 between Household Finance Corporation and the Trustee (previously filed as Exhibit 4.5 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
4.6	Form of Indenture with respect to Senior Debt Securities (previously filed as Exhibit 4.6 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
4.7
Forms of Warrant Agreement, including forms of Warrant Certificate (previously filed as Exhibit 4.7 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
4.8*	Form of Certificate of Designation, Preferences and Rights for Preferred Shares.
4.9	Form of Deposit Agreement (previously filed as Exhibit 4.9 to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
4.10**
Indenture for Senior Debt Securities, dated as of November 1, 1994, between HSBC Finance (successor to Household Finance Corporation) and The Bank of New York, successor in interest to NationsBank of Tennessee, as Trustee (incorporated by reference to Exhibit 4(e) to Household Finance Corporation's Registration Statement on Form S-3, Registration No. 33-64175).
4.11**
First Supplemental Indenture, dated as of October 30, 2002, between HSBC Finance (successor to Household Finance Corporation) and The Bank of New York (incorporated by reference to Exhibit 4.3 to HSBC Finance's Current Report on Form 8-K filed with the Commission on October 30, 2002).
4.12**	Supplemental Indenture, dated as of December 15, 2004, between HSBC Finance (Successor to Household Finance Corporation) and The Bank of New York.
5
Opinion and Consent of Mr. Patrick D. Schwartz, Vice President, Deputy General Counsel—Corporate and Assistant Secretary of HSBC Finance Corporation (previously filed as Exhibit 5 to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
8
Opinion and consent of Sidley Austin Brown & Wood LLP as to tax matters (previously filed as Exhibit 8 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
12
Statement on the Computation of Ratios (incorporated by reference from Exhibit 12 to HSBC Finance's Annual Report on Form 10-K for the year ended December 31, 2004 and Exhibit 12 to HSBC Finance's Quarterly Report on Form 10-Q for the period ended June 30, 2005).
23.1
Consent of KPMG LLP, Independent Registered Public Accounting Firm (previously filed as Exhibit 23.1 to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
23.2	Consent of Mr. Patrick D. Schwartz, Vice President, Deputy General Counsel—Corporate and Assistant Secretary of HSBC Finance Corporation, is contained in his opinion (Exhibit 5).

23.3	Consent of Sidley Austin Brown & Wood LLP is contained in their opinion (Exhibit 8).
24	Power of Attorney (contained on page II-4 herein).
25.1
Statement of eligibility and qualification of BNY Midwest Trust Company (previously filed as Exhibit 25.1 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
25.2
Statement of eligibility and qualification of U.S. Bank National Association (previously filed as Exhibit 25.2 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
25.3
Statement of eligibility and qualification of J.P. Morgan Trust Company, National Association (previously filed as Exhibit 25.3 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
25.4**	Statement of eligibility and qualification of The Bank of New York.

*
To be filed as an exhibit to a Form 8-K or an amendment to this Registration Statement in reference to the specific offering of securities, if any, to which it relates.

**
Filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Prospect Heights, and State of Illinois, on the 31st day of October, 2005.

HSBC FINANCE CORPORATION
By:	/s/ WILLIAM H. KESLER William H. Kesler Vice President

        Each person whose signature appears below constitutes and appoints P.D. Schwartz, L.S. Mattenson, M.J. Forde and K.P. Buschardt-Pisarczyk and each or any of them (with full power to act alone), as his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her in his/her name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission, any and all amendments (including post-effective amendments and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933) to the Registration Statement, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all interests and purposes as he/she might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agent or their substitutes may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities indicated on the 31st day of October, 2005.

Signature	Title

/s/ * (S. N. Mehta)	Chairman, Chief Executive Officer and Director
/s/ * (B. A. Sibblies)	Senior Vice President and Chief Financial Officer
/s/ * (W. R. P. Dalton)	Director
/s/ * (G. G. Dillon)	Director
/s/ * (J.D. Fishburn)	Director
/s/ * (C. F. Freidheim, Jr.)	Director

/s/ * (R. K. Herdman)	Director
/s/ * (A. W. Jebson)	Director
/s/ * (G. A. Lorch)	Director
/s/ * (L. M. Renda)	Director
* By:	/s/ M. J. FORDE Michael J. Forde Attorney in Fact

        The Registrant reasonably believes that the security rating to be assigned to the securities registered hereunder will make the securities "investment grade securities" pursuant to Transaction Requirement B.2 of Form S-3.

EXHIBIT INDEX

Exhibit Number	Document Description
1	Form of Underwriting Agreement for Debt Securities and Warrants to Purchase Debt Securities (previously filed as Exhibit 1 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
1.2*	Form of Underwriting Agreement for Preferred Shares
1.3**	Remarketing Agreement, dated as of October 28, 2005, between HSBC Finance and HSBC Securities (USA) Inc., as Remarketing Agent.
3.1
Amended and Restated Certificate of Incorporation of HSBC Finance Corporation effective as of December 15, 2004, including Amended Certificate of Designations of Series A Cumulative Preferred Stock of HSBC Finance Corporation (previously filed as Exhibit 3.1 to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
3.2
Bylaws of HSBC Finance Corporation, as amended December 15, 2004 (incorporated by reference to Exhibit 3(ii) of HSBC Finance Corporation's Annual Report on Form 10-K for the year ended December 31, 2004).
4.1
Amended and Restated Standard Multiple-Series Indenture Provisions for Senior Debt Securities dated as of December 15, 2004, amending and restating the Standard Multiple-Series Indenture Provisions for Senior Debt Securities dated as of June 1, 1992 (previously filed as Exhibit 4.1 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
4.2
Form of Indenture for Senior Subordinated Debt Securities to be entered into between HSBC Finance and BNY Midwest Trust Company (formerly Harris Trust and Savings Bank), as Trustee (previously filed as Exhibit 4.2 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
4.3
Amended and Restated Indenture for Senior Debt Securities dated as of December 15, 2004 between HSBC Finance (successor to Household Finance Corporation) and U.S. Bank National Association (formerly known as First Trust of Illinois, National Association, successor in interest to Bank of America Illinois, formerly known as Continental Bank, National Association), as Trustee, amending and restating the Indenture dated as of October 1, 1992 between Household Finance Corporation and the Trustee (previously filed as Exhibit 4.3 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
4.4
Amended and Restated Indenture for Senior Debt Securities dated as of December 15, 2004 between HSBC Finance (successor to Household Finance Corporation) and BNY Midwest Trust Company (formerly Harris Trust and Savings Bank), as Trustee, amending and restating the Indenture dated as of December 19, 2003 between Household Finance Corporation and the Trustee (previously filed as Exhibit 4.4 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
4.5
Amended and Restated Indenture for Senior Debt Securities dated as of December 15, 2004 between HSBC Finance (successor to Household Finance Corporation) and J.P. Morgan Trust Company, National Association (as successor in interest to Bank One, National Association, formerly known as the First National Bank of Chicago), as Trustee, amending and restating the Indenture dated as of April 1, 1995 between Household Finance Corporation and the Trustee (previously filed as Exhibit 4.5 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).

4.6	Form of Indenture with respect to Senior Debt Securities (previously filed as Exhibit 4.6 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
4.7
Forms of Warrant Agreement, including forms of Warrant Certificate (previously filed as Exhibit 4.7 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
4.8*	Form of Certificate of Designation, Preferences and Rights for Preferred Shares.
4.9	Form of Deposit Agreement (previously filed as Exhibit 4.9 to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
4.10**
Indenture for Senior Debt Securities, dated as of November 1, 1994, between HSBC Finance (successor to Household Finance Corporation) and The Bank of New York, successor in interest to NationsBank of Tennessee, as Trustee (incorporated by reference to Exhibit 4(e) to Household Finance Corporation's Registration Statement on Form S-3, Registration No. 33-64175).
4.11**
First Supplemental Indenture, dated as of October 30, 2002, between HSBC Finance (successor to Household Finance Corporation) and The Bank of New York (incorporated by reference to Exhibit 4.3 to HSBC Finance's Current Report on Form 8-K filed with the Commission on October 30, 2002).
4.12**	Supplemental Indenture, dated as of December 15, 2004, between HSBC Finance (Successor to Household Finance Corporation) and The Bank of New York.
5
Opinion and Consent of Mr. Patrick D. Schwartz, Vice President, Deputy General Counsel—Corporate and Assistant Secretary of HSBC Finance Corporation (previously filed as Exhibit 5 to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
8
Opinion and consent of Sidley Austin Brown & Wood LLP as to tax matters (previously filed as Exhibit 8 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
12
Statement on the Computation of Ratios (incorporated by reference from Exhibit 12 to HSBC Finance's Annual Report on Form 10-K for the year ended December 31, 2004 and Exhibit 12 to HSBC Finance's Quarterly Report on Form 10-Q for the period ended June 30, 2005).
23.1
Consent of KPMG LLP, Independent Registered Public Accounting Firm (previously filed as Exhibit 23.1 to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
23.2	Consent of Mr. Patrick D. Schwartz, Vice President, Deputy General Counsel—Corporate and Assistant Secretary of HSBC Finance Corporation, is contained in his opinion (Exhibit 5).
23.3	Consent of Sidley Austin Brown & Wood LLP is contained in their opinion (Exhibit 8).
24	Power of Attorney (contained on page II-4 herein).
25.1
Statement of eligibility and qualification of BNY Midwest Trust Company (previously filed as Exhibit 25.1 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).

25.2
Statement of eligibility and qualification of U.S. Bank National Association (previously filed as Exhibit 25.2 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
25.3
Statement of eligibility and qualification of J.P. Morgan Trust Company, National Association (previously filed as Exhibit 25.3 to Amendment No. 1 to the Company's Registration Statement on Form S-3, Registration No. 333-120494).
25.4**	Statement of eligibility and qualification of The Bank of New York.

*
To be filed as an exhibit to a Form 8-K or an amendment to this Registration Statement in reference to the specific offering of securities, if any, to which it relates.

**
Filed herewith.

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EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
SIGNATURES
EXHIBIT INDEX